                                                                   EXHIBIT 10.23
                                    OMNIBUS AMENDMENT AGREEMENT

       This Omnibus Amendment Agreement (the "Amendment") is entered into this 18th day of December, 1996, by and between ChemGenics Pharmaceuticals Inc. (formerly known as Myco Pharmaceuticals Inc.), a Delaware corporation ("ChemGenics") and PerSeptive Biosystems, Inc., a Delaware corporation ("PerSeptive" or "PBIO").

       WHEREAS, ChemGenics and PerSeptive are parties to a Master Agreement dated May 7, 1996 (the "Master Agreement");

       WHEREAS, at the Closing under the Master Agreement, the parties executed and delivered among other documents the various documents listed in Section
   1.03 of the Master Agreement (the "Ancillary Agreements"), including without limitation the Consulting and Interim Services Agreement, the Standstill and Registration Rights Agreement and the Warrant (as such terms are defined in the Master Agreement) and stock certificates for the Shares (as defined in the Master Agreement); and

       WHEREAS, ChemGenics and PerSeptive have agreed upon modifications to the terms of the transaction reflected in the Master Agreement and the Ancillary Agreements, and wish to set forth such modifications herein, to be effective retroactively to the Closing Date (as defined in the Master Agreement), as if initially set forth in the Master Agreement and the Ancillary Agreements.

       NOW THEREFORE, in consideration of the premises and the mutual covenants contained in the Master Agreement, the Ancillary Agreements and this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

   1.  Definitions.
       -----------

       1.1 Terms which are defined in the Master Agreement and the Ancillary Agreements are used herein as so defined.

   2.  Amendments to the Master Agreement.
       ----------------------------------
       The Master Agreement is hereby amended as follows:

       2.01 The first seven lines of Section 1.01.B are deleted from the Master Agreement, and the following is inserted in lieu thereof:

                  "In consideration for the License Agreement and the transfer of the Transferred Assets, upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, ChemGenics shall issue to PerSeptive an aggregate of 6,792,679 shares (the "Shares") of ChemGenics' Common Stock, $.001 par value per share (the

                  "Common Stock") and shall deliver to PerSeptive a Promissory
                  Note in the principal amount of $3,000,000, such Note to be in the form of Exhibit 1.03(B). Of such shares, 662,500"

             Section 1.01(B) is further amended by deleting the numbers "979,268, 652,844 and 326,422" from the chart on page 3, and inserting, in lieu thereof, the numbers "662,500, 441,667 and 220,833".

       2.02 Section 8.04 is amended by deleting clause (ii) thereof, and inserting in lieu thereof the following:

                  "(ii) PerSeptive will agree to restrictions on its sale or transfer of Capital Stock of ChemGenics,"

       2.03 Section 8.06 is amended by deleting the text thereof in its entirety, and replacing it with the following:

                  "ChemGenics will use commercially reasonable efforts to accomplish an underwritten registered initial public offering of its Common Stock (a "Public Offering"), in which ChemGenics will seek to raise at least $15,000,000 in gross proceeds on or before June 30, 1997. If a Public Offering is not consummated by June 30, 1997, then PerSeptive will deliver to ChemGenics a certificate for 2,000,000 of the Shares delivered to PerSeptive hereunder, leaving PerSeptive with an aggregate of 4,792,679 Shares, and ChemGenics will deliver to PerSeptive a Promissory Note in the principal amount of $2,000,000 in the form of Exhibit 8.06. PerSeptive shall at its own cost, assist and cooperate with ChemGenics as ChemGenics may reasonably request in effecting the Public Offering in a timely manner."

       2.04  Section 8.07 is deleted from the Master Agreement.

       2.05 It is understood and agreed that the terms of Exhibits 1.03(C)(i), 1.03(C)(ii), 1.03(C)(iii), 1.03(C)(iv) and Exhibit 1.03(C)(v) are
             superseded in their entirety by the agreements executed at the Closing as amended by this Agreement.

       2.06 The last sentence of Section 8.03 and clause (i) of Section 10.15 of the Master Agreement are hereby deleted from the Master Agreement.

   3.  Amendment of Consulting and Interim Services Agreement.  The Consulting
       ------------------------------------------------------
       and Interim Services Agreement is hereby amended as follows:

       3.01 Section 3 is amended by adding the following sentence immediately after the first sentence thereof:

                  "The Supplies will be provided free of charge until the later of (i) March 31, 1997 or (ii) the closing of the first Public Offering (as defined in the Master Agreement), and thereafter will be supplied for the balance of the three-year period at a price equal to (a) fully-burdened manufacturing cost for Supplies manufactured by PBIO, and (b) and the actual cost of acquisition for Supplies distributed by PBIO."

       3.02 Section 4.A is amended by deleting the words "During the three year period commencing on the date hereof, PBIO shall loan to ChemGenics" at the beginning thereof, and replacing them with the words:

                  "Until the earlier of (i) June 30, 1997 or (ii) the closing of the first Public Offering (as defined in the Master Agreement), PBIO shall loan to ChemGenics, and thereafter through June 27, 1999, shall sell to ChemGenics at fully-burdened manufacturing cost for Equipment manufactured by PBIO and the actual cost of acquisition for Equipment distributed by PBIO"

             Section 4.A is further amended by adding the phrase "or sold as provided above" following the word "loaned" in the twelfth line on page 4.

       3.03 Section 5 is amended by deleting the numbers "979,268, 652,844 and 326,422" from the chart on page 7, and inserting, in lieu thereof, the numbers "662,500, 441,667 and 220,833".

       3.04 Section 9 is amended by deleting the third sentence thereof and inserting the following:

                  "PBIO will on demand pay or reimburse ChemGenics for the payment of all Severance Pay and other severance related costs in excess of the Space Value for Drug Discovery Program Employees terminated on or before the earlier of the closing of the Public Offering or March 31, 1997."

             and by adding the following to the last sentence of the first paragraph thereof:

                  ", provided the employment of such employee is terminated on or before the earlier of the closing of the Public Offering or March 31, 1997."

   4.   Amendment of Standstill and Registration Rights Agreement.  The
        ---------------------------------------------------------
        Standstill and Registration Rights Agreement is hereby amended as follows:

        4.01 The number 9,792,679 in the first "whereas" clause is replaced with the number 6,792,679.

        4.02 Section 2.02 is amended by deleting the first paragraph thereof, but not subparagraphs (a), (b), (c) and (d), and replacing it with the following:

                  "A. PBIO agrees that until the Initial Release Date (which shall be the earlier of (i) twelve months following the Closing of the Company's first Public Offering ("IPO") or (ii) December 30, 1998), it will not, nor will it permit any of its affiliates or associates, to (x) distribute to its shareholders, or (y) sell, solicit an offer to sell, agree to sell, offer or propose to sell (collectively, "Sell") any Voting Securities of the Company or derivative securities relating thereto ("Company Securities"). After such period:

                  (1) (a) during the period from the Initial Release Date until six (6) months thereafter, PBIO may distribute to the shareholders of PBIO (i) up to one-third of the number of shares of ChemGenics Common Stock held by PBIO as of the earlier of the closing of the IPO or December 30, 1998, excluding for this purpose any shares of ChemGenics Common Stock issued upon exercise of the Warrant (the "Non-Warrant Shares") and/or (ii) up to one-third of the number of shares of Common Stock originally issuable to PBIO upon exercise of the Warrant ("Warrant Shares"), but only to the extent PBIO has exercised the Warrant and acquired Warrant Shares ("Exercised Warrant Shares"), (b) in the next two succeeding six-month periods thereafter, PBIO may distribute to its shareholders (i) up to one-third of the Non-Warrant Shares and/or (ii) Exercised Warrant Shares up to one-third of the Warrant Shares and/or (iii) the Non-Warrant Shares and the Exercised Warrant Shares permitted to be but not distributed by PBIO in the prior six-month period and (c) thereafter, subject to the following clause 3 of this paragraph, Section
                  3.09 and applicable securities laws, PBIO shall be permitted to distribute any or all of its Non-Warrant Shares and Exercised Warrant Shares to its shareholders; (2) (a) during the six-month period beginning on the earlier of (i) 18 months from the closing of the Company's IPO or (ii) December 30, 1998, PBIO may Sell up to one-third of PBIO's

                  Non-Warrant Shares and/or Exercised Warrant Shares up to one-third of the Warrant Shares and (b) in the next two succeeding six-month periods thereafter, PBIO may Sell (i) an additional one-third of PBIO's Non-Warrant Shares and/or (ii) Exercised Warrant Shares up to one-third of the Warrant Shares and/or
                  (iii) the Non-Warrant Shares and the Exercised Warrant Shares permitted to be but not sold by PBIO in the prior six-month period and (c) thereafter, subject to the following clause 3 of this paragraph, Section 3.09 and applicable securities laws, PBIO shall be permitted to Sell any or all of its Non-Warrant Shares and Exercised Warrant Shares; and

                  (3) In addition to the restrictions and limitations set forth in the preceding clauses, in any six (6) month period ending on or before (i) twenty four (24) months after the closing of the IPO, if the IPO closes on or before June 30, 1997 or (ii) the later of twelve months after the closing of the IPO or June 30, 1999 if the IPO closes after June 30, 1997, PBIO shall not distribute or Sell more than a total of one-third of the Non-Warrant Shares and Exercised Warrant Shares up to one-third of the Warrant Shares. As used herein, "Public Offering" shall mean an underwritten public offering of ChemGenics Common Stock registered with the SEC. Notwithstanding the foregoing:"

       4.03 Section 3.01 is amended by deleting the words commencing immediately following the words "provided, however," where
                                              --------  -------
             appearing in the first sentence thereof and ending with the word "Shares" at the beginning of the fifth line on page 6 and inserting the following words: "that the Company shall not be required to include in any such registration statement any Registrable Shares which PBIO is not permitted to Sell pursuant to the initial paragraph of Section 2.02 and provided further that as a condition to including any shares issued or issuable upon exercise of the Warrant ("Warrant Shares")

       4.04 Sections 3.01 and 3.02 are amended by deleting the words "at any time after the third anniversary of this Agreement" from the first sentence thereof and replacing them with the words "at any time when PBIO is permitted to Sell Company Securities pursuant to the initial paragraph of Section 2.02,".

       4.05 Section 3.09 is amended by inserting after the words "held by it" where appearing in the first sentence thereof, the following words:
             "for such period of time, and on such other terms, as shall be agreed to among the Company, the underwriters and a majority of the venture capital partnerships that hold Company Securities as of the IPO, nor will PBIO permit any of its affiliates to do any of the foregoing" and deleting the remainder of the first sentence.
             Section 3.09 is further amended by deleting the words "180-day" where appearing in the last sentence thereof and inserting the words "agreed-upon."

   5.   Exchange of Warrants.
        --------------------

        5.01 Contemporaneously with the execution hereof, PerSeptive will deliver to ChemGenics the Warrant as delivered at the Closing, and ChemGenics shall deliver to PerSeptive a new Warrant in the form attached hereto. The new Warrant shall, for all purposes, be deemed to be the "Warrant" under the Master Agreement and the Ancillary Agreements.

   6.   Exchange of Stock Certificates.  Contemporaneously with the execution
        ------------------------------
        hereof, PerSeptive shall deliver to ChemGenics certificates numbered C0028-31 for 8,813,411, 326,423, 326,423 and 326,422 shares of Common
        Stock of ChemGenics and ChemGenics shall deliver to PerSeptive certificates for 4,130,179, 2,000,000, 220,833, 220,833 and 220,834
        shares of Common Stock of ChemGenics.

   7.   No Other Changes.  In all other respects, the Master Agreement and the
        ----------------
        Ancillary Agreements shall not be affected hereby, and shall remain in force and effect as initially executed and delivered.

       IN WITNESS WHEREOF, ChemGenics and PerSeptive have executed this Amendment as of the day and year first above written.

   CHEMGENICS PHARMACEUTICALS INC.



   By:  /s/ Barry Berkowitz
       -----------------------------------
            Barry Berkowitz
            President

   PERSEPTIVE BIOSYSTEMS, INC.



   By:  /s/ Noubar B. Afeyan
      ------------------------------------
            Noubar B. Afeyan
            Chief Executive Officer

                                                                 EXHIBIT 1.03(B)


                                    PROMISSORY NOTE

   $3,000,000                              December 18, 1996


       For value received, ChemGenics Pharmaceuticals Inc. ("ChemGenics") promises to pay to PerSeptive Biosystems, Inc. ("PerSeptive") in lawful money of the United States of America the sum of $3,000,000 with interest at the lowest applicable federal rate which would avoid imputed interest under the Internal Revenue Code of 1986, as amended and regulations thereunder, in the manner and at the time set forth below.

1.      In the event (a) the closing of a Public Offering (as defined in Section
        8.06 of the Master Agreement dated May 7, 1996 between ChemGenics and PerSeptive, as amended, (the "Master Agreement")) takes place prior to December 31, 1998 with gross proceeds of $15,000,000 or more, or (b) ChemGenics shall, prior to December 31, 1998, consolidate or merge with another party (other than a merger or consolidation with another party where the stockholders of ChemGenics before such transaction directly or indirectly own at least a majority of the voting stock of the combined or acquired entity after such transaction) or convey, sell or lease to another entity all or substantially all of the stock, assets or business of ChemGenics and its subsidiaries, taken as a whole (an "Acquisition"), then at the closing of such Public Offering or Acquisition, this Note shall be payable in full.

2. In the event of the closing of a Public Offering prior to December 31, 1998 in which the gross proceeds to ChemGenics are less than $15,000,000, then ten percent (10%) of the gross proceeds to ChemGenics of such Public Offering shall be paid to PerSeptive at the closing of such Public Offering, and the remainder of this Note shall be due in two equal installments six months after said closing and twelve months after said closing, each such payment to be made, at ChemGenics' option, either in cash or in shares of Common Stock of ChemGenics valued at 75% of the Market Value thereof at the time the payment is due or a combination thereof. Either the issuance of such shares or the resale thereof by PerSeptive shall to the extent permitted by the rules and regulations of the Securities Exchange Commission be registered under the Securities Act of 1933. As used herein, Market Value shall mean the average of the closing prices on the NASDAQ National Market (or, if the Common Stock of ChemGenics is not listed on the NASDAQ National Market, the principal stock exchange or interdealer quotation system on which the ChemGenics Common Stock is listed) for the five trading days preceding the date as of which Market Value is determined, or if there is then no public market for the Common Stock of ChemGenics, as reasonably determined by ChemGenics Board of Directors.

3. In the event that there is no Closing of a Public Offering and no closing of an Acquisition prior to December 31, 1998, this Note shall be paid in full on December 31, 2002 by payment at ChemGenics' option either in cash or in shares of Common Stock of ChemGenics valued at the Market Value thereof at the time the payment is due or a combination thereof.

4. Acceptance by PerSeptive of any partial payment shall not be deemed to constitute a waiver by PerSeptive of the right to require prompt payment of all sums when due. No delay or omission on the part of PerSeptive in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right shall be effective unless in writing and signed by PerSeptive, nor shall a waiver on any one occasion by construed as a bar to or waiver of any such right on any future occasion.

5. ChemGenics waives presentment, demand, notice, protest and all other notices (except for notice of default) in connection with the delivery, acceptance, performance, default or enforcement of this Note and assents to any extension or postponement of the time of payment or any other indulgence under this Note.

6. ChemGenics agrees to pay costs of collection (including reasonable counsel fees) if default is made in the payment hereof on this Note.

7. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

8.      This Note is delivered pursuant to the Master Agreement.

        IN WITNESS WHEREOF, ChemGenics has caused this Note to executed under seal by its duly authorized officer as of the date written above.


CHEMGENICS PHARMACEUTICALS INC.


By: /s/ Barry Berkowitz
   ----------------------------
        Barry Berkowitz
        President
                                           [CORPORATE SEAL]

                                                                    EXHIBIT 8.06

                                PROMISSORY NOTE

$2,000,000                                                  July 1, 1997

      For value received, ChemGenics Pharmaceuticals Inc. ("ChemGenics") promises to pay to PerSeptive Biosystems, Inc. ("PerSeptive") in lawful money of the United States of America the sum of $2,000,000 plus interest at the lowest applicable federal rate which would avoid imputed interest under the Internal Revenue Code of 1986, as amended and regulations thereunder, in the manner and at the time set forth below.

1.   In the event (a) the closing of a Public Offering (as defined in Section
     8.06 of the Master Agreement dated May 7, 1996 between ChemGenics and PerSeptive, as amended, (the "Master Agreement") takes place prior to December 31, 1998 with gross proceeds of $25,000,000 or more, or
     (b) ChemGenics shall, prior to December 31, 1998, consolidate or merge with another party (other than a merger or consolidation with another party where the stockholders of ChemGenics before such transaction directly or indirectly own at least a majority of the voting stock of the combined or acquired entity after such transaction) or convey, sell or lease to another entity all or substantially all of the stock, assets or business of ChemGenics and its subsidiaries, taken as a whole (an "Acquisition"), then at the closing of such Public Offering or Acquisition, this Note shall be payable in full.

2. In the event of the closing of a Public Offering prior to December 31, 1998 in which the gross proceeds to ChemGenics are less than $25,000,000, then twenty percent (20%) of the gross proceeds to ChemGenics of such Public Offering in excess of $15,000,000 shall be paid to PerSeptive at the closing of such Public Offering, and the remainder of this Note shall be due and payable twelve months after said closing.

3. In the event that there is no Closing of a Public Offering and no closing of an Acquisition prior to December 31, 1998, this Note shall be paid in full on December 31, 2002 by payment at ChemGenics' option either in cash or in shares of Common Stock of ChemGenics valued at the Market Value thereof at the time the payment is due or a combination thereof. As used herein, Market Value shall mean the average of the closing prices on the NASDAQ National Market (or, if the Common Stock of ChemGenics is not listed on the NASDAQ National Market, the principal stock exchange or interdealer quotation system on which the ChemGenics Common Stock is listed) for the five trading days preceding the date as of which Market Value is determined, or if there is then no public market for the Common Stock of ChemGenics, as reasonably determined by ChemGenics Board of Directors.

4. Acceptance by PerSeptive of any partial payment shall not be deemed to constitute a waiver by PerSeptive of the right to require prompt payment of all sums when due. No delay or omission on the part of PerSeptive in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. No waiver of any right shall be effective unless in writing and signed by PerSeptive, nor shall a waiver on any one occasion by construed as a bar to or waiver of any such right on any future occasion.

5. ChemGenics waives presentment, demand, notice, protest and all other notices (except for notice of default) in connection with the delivery, acceptance, performance, default or enforcement of this Note and assents to any extension or postponement of the time of payment or any other indulgence under this Note.

6. ChemGenics agrees to pay costs of collection (including reasonable counsel fees) if default is made in the payment hereof on this Note.

7. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

8.    This Note is delivered pursuant to the Master Agreement.

      IN WITNESS WHEREOF, ChemGenics has caused this Note to executed under seal by its duly authorized officer as of the date written above.

CHEMGENICS PHARMACEUTICALS INC.

By:________________________
     Barry Berkowitz
     President

                                                          [CORPORATE SEAL]